Exhibit 99.1
CIBC Whistler Conference Discussion Materials January 2010

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Forward Looking Statements

Introduction

Company Overview Mercer is one of the largest northern bleached softwood kraft ("NBSK") market pulp producers in the world Produces pulp for sale on the open market to customers who manufacture a wide range of premium paper and tissue-based products Operates three world-class pulp mills with approximately 1.5 million air dried metric tonnes ("ADMT") of total annual capacity Operations are located in Germany and Canada to serve customers in Europe, North America and Asia U.S. domiciled corporation listed on both the NASDAQ and the TSX Headquartered in Vancouver, Canada Mercer's pulp operations also produce a significant amount of surplus renewable electricity which is sold to third parties Mercer has grown its operations since 1993 through a mix of organic expansion, greenfield development and acquisition Company employs approximately 1,500 people and had annual sales of approximately €720 million (US$1.0 billion) in 2008

Key Investment Highlights Operates world-class, large, modern mills that produce high-quality NBSK pulp which is a premium grade of kraft pulp Strategically located mills, with excellent fiber baskets, in close proximity to key global markets Strong, long-term forecast supply/demand outlook for NBSK Significant and growing revenue from sale of excess renewable, carbon-neutral electricity Financial structure offers very high leverage to the pulp cycle Experienced, shareholder-focused management team and board of directors

Overview of the Company

Mercer conducts operations through three subsidiaries; two in Germany and one in Canada Mercer operates the only two NBSK pulp mills in Germany, Europe's largest market for NBSK pulp, and one of the largest, most modern pulp mills in North America Corporate Overview Rosenthal (Germany) Celgar (British Columbia) Stendal (1) (Germany) 74.9% Restricted Group 100% 100% (1) Mercer reports the Stendal mill separately from Rosenthal, Celgar and Mercer International Inc., (together the "Restricted Group") as the debt at Stendal is non-recourse to Mercer's other operations (2) Pro forma installation of second turbine in Q4 2010 495,000 ADMT 100 MW Capacity (2) 325,000 ADMT 57 MW Capacity 635,000 ADMT 102 MW Capacity

Mercer is the second largest NBSK market pulp producer in the world and the largest publicly traded producer NBSK Market Pulp Capacity By Producer (1) In 2008, Stora permanently closed 550,000 tonnes of NBSK capacity. It is not clear how this volume is attributed to Stora's integrated and market pulp capacities (2) In Q1-2009, Botnia permanently closed its 450,000 tonne Kaskinen pulp mill. It is not clear how much of this capacity is attributed to NBSK and how much is NBHK Source: Public filings of individual companies (1) (2)

World Class Assets Mercer operates world-class mills which are some of the largest and most modern in the world Relative age and production capacity provide a competitive advantage Note: Bubble sizes represent market and integrated pulp productions Source: Jaakko Poyry Low production costs Low maintenance capital requirements High runability / efficiency State-of-the-art environmental compliance All facilities are net energy producers X axis Company Comment Botnia Size 1 Sodra Size 2 Mercer Size 3 Ilim Pulp Size 4 Weyerhaeuser Size 5 Canfor Size 6 UPM Size 7 West Fraser Size 8 Billerud Size 9 Tembec Size 10 Stora Enso Size 11 Domtar Size 12 Howe Sound Size 13 SCA Size 14 M-real Size 15 Heinzel Size 16 SFK Pulp Size 17 Clearwater Size 18 AbitibiBowater Size 19 International Paper Size 20 Dots for lines W. Avg Cap 30 Horisontal line 370 0 0 Horisontal line 370 0 20.1 Vertical Line 800 0 20.1 Vertical Line 0 0 Units 13.1 Botnia 531.1 1865 17.7 Sodra 407.1 1455 11 Mercer 504 1420 25.3 Ilim Pulp 549.9 995 19.6 Weyerhaeuser 333.9 980 26.6 Canfor 493.6 900 14.4 UPM 435.1 870 23.4 West Fraser 345.1 690 20.5 Billerud 241.6 645 23.7 Tembec 244.2 590 24 Stora Enso 295.1 525 21.4 Domtar 268 490 20.3 Howe Sound 435 435 12.7 SCA 420 420 27.5 M-real 380 380 13.5 Heinzel 375 375 28.3 SFK Pulp 375 375 25.9 Potlatch 365 365 25.9 AbitibiBowater 172.5 345 23.7 International Paper 124.6 335 Technical Age (Years) Weighted Average Technical Age 20.1 years Weighted Average Mill Capacity (000 mt/a) Weighted Average Capacity 370,000 t/a Q409 STRONG Sodra Weyerhaeuser Tembec SCA W. Fraser Ilim Domtar Mercer Canfor Pulp Botnia UPM Howe Sound Heinzel Billerud IP Stora Enso Clearwater AbitibiBowater SFK M-real WEAK

Strategic Locations Mercer's strategic locations in Germany and Western Canada position the company well to serve customers in Europe, North America and Asia In particular, China and Germany - the world's fastest growing pulp import market and largest pulp import market, in Europe, respectively Celgar (B.C., Canada) 495,000 ADMT ^ United States Stendal (Germany) 635,000 ADMT Rosenthal (Germany) 325,000 ADMT ^ ^ Indonesia China Thailand Middle East Europe Japan

Growing Electricity Revenues The sale of electricity is a significant and growing part of Mercer's operations Mercer has been amongst the first paper and forest products companies to embrace the "carbon economy" and has been an industry leader in harnessing significant value from its surplus power generation Mercer recognized the need to secure a new revenue stream from its fibre base, as the market place realizes biomass has an energy equivalent value Electricity Generation Energy Revenue

Growing Electricity Revenues (cont'd) Mercer successfully ensured its German operations now receive "green" rates for surplus electricity Became effective in 2009 Entered into long-term contracts to sell surplus energy from its Celgar mill, also at "green" rates Installing a new 48 MW turbine to capture this value Mercer also continues to lobby for recognition for its self-generated power potentially providing the company with further incremental revenue 2006 LTM Q3 2009

Current Industry Environment

The largest markets for pulp are Western Europe, North America and China Demand growth in China and Eastern Europe is higher than the global average Significant investments in paper making capacity in China will increase the need for softwood imports China expected to account for 27% of global market pulp demand by 2020 Global Demand Growth (1) Growth calculated from 3-year average 2005-07 Source: Jaakko Poyry; (1)

Global Supply of Bleached Softwood Kraft With the financial crisis and economic slowdown, global inventories of bleached softwood kraft grew to 43 days in January 2009 With strong buying patterns, primarily from China, and reduced production, 'days inventory' has fallen to an uncommonly low level of 20 days at the end of November - the lowest level in nine years Source: RISI and Pulp and Paper Products Council

NBSK Pulpstocks at European Ports NBSK pulp inventories at European ports are at their lowest levels in over five years Further evidence that inventory levels are low throughout the supply chain Source: Europulp

Overview of Operations

Rosenthal Mill Modern, efficient ISO 9002 certified NBSK pulp mill Capacity of 325,000 ADMT per year Converted to kraft pulp production in 1999 Efficient mill with strong cost position One of the lowest delivered costs to Europe Maintained strong conversion cost position, despite rising input costs Achieved world class mill availability of 93.5% and record production volume in 2008 390,000 MWh of electricity generated in 2008 141,000 MWh of renewable energy was sold, generating revenues of €11.2 million (US$16.5 million) in 2008 Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets

Stendal Mill State-of-the-art, single-line NBSK pulp mill which is one of the newest and largest mills in the world Capacity of 635,000 ADMT per year Constructed by Mercer in 2004 for approximately €1 billion ~75% Mercer owned Economies of scale have allowed for very low conversion costs Maintained strong performance in non-fiber conversion costs, despite rising input costs Annual non-fiber conversion costs were €97 (US$143) per ADMT in 2008 692,000 MWh of electricity generated in 2008 279,000 MWh of renewable energy was exported, generating revenues of €18.9 million (US$27.8 million) in 2008 Location has strong forest base and is well positioned to service European and off-shore markets

German Government Support for Renewable Energy Since 2005 Mercer's German mills have benefited from the sale of emission allowances under the European Union carbon emissions trading scheme Beginning January 2009, Mercer's Rosenthal and Stendal mills also began participating in a program established pursuant to Germany's 'Renewable Energy Resources Act' This program requires that public electric utilities give priority to electricity produced from renewable energy resources by independent power producers Previously, this legislation was only applicable to installments with a capacity of 20 MW or less, unintentionally excluding large producers like Mercer's Rosenthal and Stendal mills Now Mercer has access to the more lucrative green energy rates in the form of a fixed 20-year tariff

Germany Green Electricity Environment Mercer successfully lobbied for access to the preferential green tariff structure for its German operations As such, since January 1, 2009 the company has enjoyed far superior tariff rates than if it had it been forced to sell its surplus electricity on the spot market Historically the spot price has been less than the lowest feed-in tariff Mercer is eligible to receive Electricity Green Tariff Structure(1) Daily Spot Price Floor Price (1) Feed-in tariff duration is 20 years (expires in 2025 for Stednal and 2021 for Rosenthal

Celgar Mill Modern, efficient ISO 9001 certified NBSK pulp mill Capacity of 495,000 ADMT per year Continuous investment since the mill was completely rebuilt in 1993 for C$850 million In 2007, became a net exporter of electricity In 2009, completed C$10 million upgrade to the mill's chipping facilities with a new woodroom capable of supplying up to 50% of the mill's needs Currently implementing the Green Energy Project with the installation of a new 48 MW turbine which is expected to come online by Q4 2010 Excellent location with proximity to fiber basket and ability to service growing Asian and North American markets

Celgar's Green Energy Project The Green Energy Project consists of the installation of a new 48 MW turbine which will increase the production and revenues the mill generates from renewable electricity The project will turn Celgar into one of the largest biomass electricity generating facilities in Canada Harnesses incremental steam, shifting Celgar into a consistent net exporter of renewable electricity Lowers the mill's process steam requirements and simultaneously increases the amount of steam generated In January 2009, Mercer finalized an energy purchase agreement with BC Hydro Entered into a long-term 10-year contract with BC Hydro (rated 'AA' by S&P) where Celgar will deliver minimum of approximately 238,000 MWh of renewable electricity annually to the grid Expected to provide incremental C$20 - $25 million EBITDA per year The project is expect to be operational by Q4 2010

Canadian Government Support for Renewable Energy In October 2009, Celgar was awarded approximately C$58 million from the Canadian government under the Pulp and Paper Green Transformation Program Up to C$40 million of Celgar's credits will be used to finance Celgar's Green Energy Project The remaining C$18 million will be invested in other accretive eligible projects planned to have short payback periods

Financial Review

Operating Performance Celgar Pulp Production Total Pulp Production Rosenthal Pulp Production Stendal Pulp Production Notes: Celgar acquisition closed in February 2005, Stendal start up was September 2004, production includes pulp produced from those dates

Steady Decreases in Non-Fiber Conversion Costs Since 2005, Mercer has managed to reduce non-fiber conversion costs - despite escalating input costs - through strategic capital investment and operational best practices

Financial Performance EBITDA margins compressed in 2008 and through 2009 given the rapid weakening of the US dollar and increased fibre costs due to reduced saw milling activity In recent quarters, margins are beginning to strengthen given pulp price increases and new fibre contracts that have eased fibre costs EBITDA & Margin Uncontrollable Costs Quarterly EBITDA & Margin

Mercer Performance Focus Continuous improvement initiatives EBITDA 30+ A program created to focus the workforce on the goal of increasing EBITDA margins The program identifies and implements improvement opportunities designed to enable the mills to reach minimum 30% EBITDA margins Key areas include: Production increases By-product development and sales Raw material procurement and logistics Mill conversion efficiencies Fixed cost reduction Logistics Sales optimization

Mercer has a well-diversified and stable sales mix Sizeable leverage to European markets in particular Germany - world's largest NBSK market Significant exposure to China - the world's fastest growing pulp market Growing exposure to tissue / hygiene end uses which have a higher growth rate for NBSK than printing and writing papers Segmented Sales Europe, 57% 2008 Sales by End-Use 2008 Sales by Geography

Recent Financial Initiatives In response to the financial crisis and economic downturn, management implemented several initiatives to strengthen the company's liquidity and financial flexibility ? Reduced working capital from €110 million in Q1 2009 to €80 in Q2 2009 ? Initiated discussions with lenders for both revolving credit facilities CIT Canada has renewed the C$40 million Celgar facility through to May 2013 Unicredit has renewed the €25 million Rosenthal credit facility through to December 2012 ? Restructured the Stendal loan facility Deferred €164 million of principal payments until maturity in 2017, including payments in 2009, 2010 and 2011 Cash sweep requirement and equity contribution requirements Revision of the debt service coverage and leverage ratio requirements Obtained a waiver of permitted leverage ratio for the year ended December 31, 2009 ? Completed a private exchange for ^ of outstanding October 2010 convertible notes, extending terms to January 2012 Revision of the debt service coverage and leverage ratio requirements In December 2009, commenced public exchange offer for up to US$24 million of outstanding October 2010 convertible notes

The German government provided Mercer with approximately €375 million in grants for the construction of the Rosenthal and Stendal mills The grants were credited against fixed assets and translated into €375 million in equity or debt that the company did not have to raise As the project debt at Stendal is non-recourse to Mercer's other operations, Mercer reports the Stendal mill separately from Rosenthal, Celgar and Mercer International Inc. (together the "Restricted Group") Government Grants & Corporate Structure Rosenthal (Germany) Celgar (British Columbia) Stendal (Germany) 74.9% US$310 million senior secured notes due February 2013 US$24 million convertible notes due October 2010 US$43 million convertible notes due January 2012 €515 million term loan due September 2017 Loan is 80% guaranteed by the German government Restricted Group 100% 100%

Balance Sheet

Current Liquidity Position Restricted Group Restricted Group Restricted Group (€mm) Q3 2009 Comments Cash €51.3 Includes no restricted cash amounts Undrawn Celgar Revolver - Drawn by C$22 million; additional draws subject to borrowing base limits; renewed in Q4 2009 Undrawn Rosenthal Revolver 25.0 Undrawn; matures December 2012 €76.3 Less: Cash at Stendal (26.0) Restricted Group cash excludes cash held at Stendal Restricted Group Liquidity €50.3

Investment Highlights

Key Investment Highlights Operates world-class, large, modern mills that produce high-quality NBSK pulp which is a premium grade of kraft pulp Strategically located mills, with excellent fiber baskets, in close proximity to key global markets Strong, long-term forecast supply/demand outlook for NBSK Significant and growing revenue from sale of excess renewable, carbon-neutral electricity Financial structure offers very high leverage to the pulp cycle Experienced, shareholder-focused management team and board of directors

Appendix

MERCER

Market-Related NBSK Capacity Downtime

- Significant downturn in demand and pulp pricing in late 2008 has led to market related downtime of approximately 1.6 million ADMT in 2009

Company	Location	Closure – Quarter	Pulp Type	Total Idled Volume (000 ADMT)
Canfor Pulp	Prince George, BC	Q4-2009	NBSK	15
Rottneros	Vallvik, Sweden	Q3-2009	NBSK, UKP	12
AbitibiBowater	Fort Frances, ON	Q3-2009	NBSK	2
Botnia	Rauma, Finland	Q3-2009	NBSK	56
Mercer International	Stendal, Germany	Q3-2009	NBSK	20
SFK Pulp Fund	Saint Felicien, Quebec	Q3-2009	NBSK	10
Alpac	Boyle, Alberta	Q2-2009	NBSK, BHK	28
Botnia	Finnish Mills	Q2-2009	NBSK	86
Canfor Pulp	Howe Sound, BC	Q2-2009	NBSK	30
Canfor Pulp	Prince George, BC	Q2-2009	NBSK	7
Domtar	Dryden, Ontario	Q2-2009	NBSK	85
Sodra	Monsteras, Sweden	Q2-2009	NBSK, BHK	40
Stora Enso	Sunila, Finland	Q2-2009	NBSK	240
Stora Enso	Uimaharju (Enocell), Finland	Q2-2009	NBSK	238
AbitibiBowater	Fort Frances, ON	Q1-2009	NBSK	4
AbitibiBowater	Thunder Bay, ON	Q1-2009	NBSK, BHK	35
Botnia	Finnish Mills	Q1-2009	NBSK	116
Botnia	Joutseno, Finland	Q1-2009	NBSK	36
Catalyst Paper	Crofton, BC	Q1-2009	NBSK	231
Domtar	All mills	Q1-2009	NBSK, BHK	75
Evergreen Packaging Group	Canton, North Carolina, US	Q1-2009	NBSK, BHK	9
Mercer International	Castlegar, BC	Q1-2009	NBSK	10
Northern Pulp Nova Scotia	Pictou, Nova Scotia	Q1-2009	NBSK, BHK	4
SFK Pulp Fund	Saint Felicien, Quebec	Q1-2009	NBSK	70
Sodra	Tofte, Norway	Q1-2009	NBSK	84
Tembec Inc.	Skookumchuck, BC	Q1-2009	NBSK	40
Tembec Inc.	Tarascon, France	Q1-2009	NBSK	46
			Total Temporary Closures:	**1,629**

Source: TerraChoice Market Services Inc.
Note: The list is not exhaustive as a growing number of companies have policies of not reporting downtime information

38

MERCER

Permanent NBSK Capacity Reductions

- Approximately 2.0 million tonnes of NBSK market pulp capacity has permanently shut down
- Represents approximately 15% of total global NBSK pulp capacity(1)

Permanent Closures

Company	Location	Closure – Quarter	Pulp Type	Total Closed Volume (000 ADMT)
Buchanan Forest Products Ltd.	Terrace Bay, ON	Q1-2009	NBSK	350
Marathon Pulp (Tembec Inc.)	Marathon, ON	Q1-2009	NBSK	192
Boise Cascade	St. Helens, Oregon	Q1-2009	NBSK, BHK	276
Botnia	Kaskinen, Finland	Q1-2009	NBSK, BHK	444
Domtar	Lebel-sur-Quevillon, QC	Q4-2008	NBSK	300
Lee & Man (EverGreen Pulp)	Samoa, California	Q4-2008	NBSK	192
Stora Enso	Norrsundet, Sweden	Q4-2008	NBSK	300
UPM	Tervasaari, Finland	Q4-2008	NBSK, UKP	204
		Total Permanent Closures:		**2,258**

(1) Based on the estimated 2008 global annual NBSK capacity of 14,195,000 ADMT (PPPC Supply and Demand – Market Pulp, October 2008)

Source: TerraChoice Market Services Inc.

39

British Columbia Fiber Profile Celgar proximal fiber- basket unimpacted by the mountain pine beetle This will be a competitive advantage in the medium term Recently entered into a new long-term fiber agreement with large- scale lumber producer Vancouver Seattle Kamloops Calgary Cranbrook Castlegar British Columbia Alberta Montana Idaho Washington Oregon Columbia River Columbia River Mercer's purchasing power has enabled the company to enter into contracts and arrangements which have provided them with a competitive fiber supply There are over 40 sawmills in the Celgar fiber basket 25% of supply is sourced from Washington / Idaho

German Fiber Profile There is a significant amount of high-quality fiber within a close radius of each of Mercer's German mills High quality, well-managed fiber supply Sustainable forest supply exceeds German harvest rates Large number of world class sawmills Diversified supply over a large geographic region Large installed whole log chipping capacity utilized opportunistically and as needed Pricing currently moving lower

Long-Term Debt Profile (€mm) Pro Forma Q3 2009 Maturity Stendal Loan Facility €514.6 September 2017 Senior Notes 211.9 February 2013 Subordinated Convertible Notes 16.4 October 2010 Subordinated Convertible Notes 29.5 January 2012 Celgar Revolver (C$40mm) 14.0 May 2013 Rosenthal Revolver (€25mm) - December 2012 Loan for Rosenthal Wash Press 1.9 2014 Less: Current Portion (28.5) Total Long-Term Debt(1) €759.9 (1) Excluding Stendal shareholder loans